UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

Roberts Realty Investors, Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-13183	58-2122873
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302 Atlanta, Georgia	30350
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 394-6000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 29, 2010, Roberts Realty Investors, Inc. renewed and extended its $3,000,000 Bradley Park land loan with Bank of North Georgia, a division of Synovus Bank, to April 30, 2012. The loan had previously been scheduled to mature on April 28, 2011. As a result of this early renewal, we have now extended all but one of our loan maturities out to 2012 and beyond. We believe that our ability to renew our maturing debt at competitive interest rates and terms is a true testament to the quality and location of our real estate assets and our long term banking relationships.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: December 29, 2010

By:   /s/ Charles S. Roberts
Charles S. Roberts
Chief Executive Officer